Exhibit 10.1

SUPERVISORY AGREEMENT

This Supervisory Agreement (Agreement) is made this 19 day of October, by and through the Board of
Directors (Board) of Malvern Federal Savings Bank, Paoli, Pennsylvania, OTS Docket No. 00416 (Association)
and the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Northeast Region
(Regional Director);

WHEREAS, the OTS, pursuant to 12 U.S.C. § 1818, has the statutory authority to enter into and enforce supervisory agreements to ensure the establishment and maintenance of appropriate safeguards in the operation of the entities it regulates; and

WHEREAS, the Association is subject to examination, regulation and supervision by the OTS; and

WHEREAS, based on its examination of the Association, the OTS finds that the Association has engaged in unsafe or unsound practices and/or violations of law or regulation; and

     WHEREAS, in furtherance of their common goal to ensure that the Association addresses the unsafe or unsound practices and/or violations of law or regulation identified by the OTS in the February 22, 2010 Report of Examination (2010 ROE), the Association and the
OTS have mutually agreed to enter into this Agreement; and

WHEREAS, on October 19, 2010, the Association's Board, at a duly constituted meeting, adopted a resolution (Board
Resolution) that authorizes the Association to enter into this Agreement and directs compliance by the Association and its directors, officers, employees, and other institution-affiliated parties with each and every provision of this Agreement.

NOW THEREFORE, in consideration of the above premises, it is agreed as follows:

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Business Plan.
1.           Within sixty (60) days, the Association shall submit an updated comprehensive business plan for the period of October 1, 2010 to September 30, 2013 (Business Plan) that addresses all corrective actions in the 2010 ROE relating to the Association's Business Plan. The Business Plan shall conform to applicable laws, regulations and regulatory guidance and, at a minimum, include:

(a)         plans to improve the Association's core earnings, maintain appropriate levels of liquidity, and achieve profitability on a consistent basis throughout the term of the Business Plan;

(b)   strategies for ensuring that the Association has the financial and personnel resources necessary to implement and adhere to the Business Plan, adequately support the Association's risk profile, maintain compliance with applicable regulatory capital requirements, and comply with this Agreement;

(c)   quarterly pro forma financial projections (balance sheet, regulatory capital ratios, and income statement) for each quarter covered by the Business Plan that are presented in a format consistent with the Thrift Financial Report (TFR); and

(d)   identification of all relevant assumptions made in formulating the Business Plan and a requirement that documentation supporting such assumptions be retained by the Association.

2.            Upon receipt of written notification from the Regional Director that the Business Plan is acceptable, the Association shall implement and adhere to the Business Plan. A copy of the Business Plan and the Board meeting minutes reflecting the Board's adoption thereof shall be provided to the Regional Director within ten (10) days after the Board meeting.

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3.             Any material modifications1 to the Business Plan must receive the prior written non-objection of the Regional Director. The Association shall submit proposed material modifications to the Regional Director at least forty-five (45) days prior to implementation.

4.             Within forty-five (45) days after the end of each quarter, after implementation of the Business Plan, the Board shall review quarterly variance reports on the Association's compliance with the Business Plan (Business Plan Variance Reports). The Business
Plan Variance Reports shall:

(a)          identify variances in the Association's actual performance during the preceding quarter as compared to the projections set forth in the Business Plan;

(b)   contain an analysis and explanation of identified variances; and

(c)   discuss the specific measures taken or to be taken to address identified variances.

5.             A copy of the Business Plan Variance Reports and Board meeting minutes shall be provided to the Regional Director within ten (10) days after the Board meeting.

Financial Reporting.
6.             Effective immediately, the Association shall ensure that its financial reports and statements are timely and accurately prepared and filed in compliance with applicable laws, regulations, and regulatory guidance including, but not limited to, 12 C.F.R. Part 562 and the TFR instructions.
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1A modification shall be considered material under this Section of the Order if the Association plans to: (a) engage in any activity that is inconsistent with the Business Plan; or (b) exceed the level of any activity contemplated in the Business Plan or fail to meet target amounts established in the Business Plan by more than ten percent (10%), unless the activity involves assets risk-weighted fifty percent (50%) or less, in which case a variance of more than twenty-five percent (25%) shall be deemed to be a material modification.

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Internal Asset Review and Classification.
7.            Within sixty (60) days, the Association shall develop and implement a written internal asset review and classification program (IAR Program) that addresses all corrective actions set forth in the 2010 ROE relating to internal asset review and classification and that complies with all applicable laws, regulations and regulatory guidance. At a minimum, the IAR Program shall:

(a)  ensure the accurate and timely identification, classification, and reporting of the Association's assets, including all classified assets and the designation of loans as special mention or placement of loans on a watch list  if a borrower's credit standing has deteriorated;

(b)  detail the Association's loan grading system and specify parameters for the identification of problem loans for each type of loan offered by the Association;

(c)  establish specific review and classification standards for any loans where interest, loan fees, late fees, loan costs, or collection costs of problem loans have been capitalized into the loan balance;

(d)  require asset reviews and updates for commercial real estate, construction and land development, multi-family, and commercial loans to be conducted not less than every six (6) months by a qualified independent third-party loan review consultant with expertise in loan review and classification (Loan Review Consultant);

(e)     include the adoption of any loan risk ratings recommended by the Loan Review Consultant or fully document in the Asset Review Committee minutes any risk rating recommendations not adopted and the reasons for not adopting the recommendations of the Loan Review Consultant; and

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(f)      require quarterly reports be submitted to the Board detailing the Association's adversely classified, special mention and delinquency ratios.

8.   The Board's review of the IAR Program shall be documented in the Board meeting minutes. A copy of the IAR Program shall be provided to the Regional Director within ten (10) days of adoption by the Board.

Problem Assets.
9.   Within sixty (60) days, the Association shall develop and implement a detailed, written plan with specific strategies, targets and timeframes to reduce2 the Association's level of problem assets3 (Problem Asset Reduction Plan). The Problem Asset Reduction Plan, at a minimum, shall include:
      (a)   quarterly and annual targets for the level of problem assets as a percentage of Tier 1(Core) capital plus allowance for loan and lease losses (ALLL);

            (b)   a description of the methods for reducing the Association's level of problem assets to the established targets; and

            (c)   all relevant assumptions and projections based on a best-case scenario, and a most probable case scenario, and documentation supporting such assumptions and projections.

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2 For purposes of this Paragraph, "reduce" means to collect, sell, charge off, or improve the quality of an asset sufficient to warrant its removal from adverse criticism or classification.
3 The term "problem assets" shall include all classified assets, assets designated special mention, real estate owned, and non-performing assets.

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10.  The Board's review of the Problem Asset Reduction Plan shall be documented in the Board meeting minutes. A copy of the Problem
Asset Reduction Plan shall be provided to the Regional Director within ten (10) days of adoption by the Board.

11.  Within sixty (60) days, the Association shall develop written specific workout plans for each problem asset or group of loans to any one borrower or loan relationship of $500,000 or greater (Asset Workout Plans).

12.  Within thirty (30) days, the Association shall retain a qualified, full-time loan workout specialist, acceptable to the Regional
Director, whose sole responsibility shall be to implement the Asset Workout Plans (Loan Workout Officer). The Loan Workout
Officer shall be independent of the credit underwriting function at the Association.

13.  Within forty-five (45) days after the end of each quarter, beginning with the quarter ending December 31, 2010, the Association shall submit a quarterly written asset status report (Quarterly Asset Report) to the Board. The Board's review of the Quarterly
Asset Report shall be documented in the Board meeting minutes. The Quarterly Asset Report shall include, at a minimum:

(a)    the current status of all Asset Workout Plans;

(b)    a comparison of problem assets to Tier 1(Core) capital plus ALLL and Total Risk-Based capital;

(c)    a comparison of problem assets at the current quarter end with the preceding quarter;

(d)    a breakdown of problem assets by type and risk factor, for example, residential, acquisition and development, construction, land loans, location and origination source;

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    (e)      an assessment of the Association's compliance with the Problem Asset Reduction Plan:

    (f)       a discussion of the actions taken during the preceding quarter to reduce the Association's level of problem assets; and

    (g)      any recommended revisions or updates to the Problem Asset Reduction Plan.

14.            Within ten (10) of days after the end of each quarter, a copy of the Quarterly Asset Report shall be provided to the Regional Director.

Allowance for Loan and Lease Losses.
15.            Within thirty (30) days, the Association shall revise its policies, procedures, and methodology relating to the timely establishment and maintenance of an adequate ALLL level (ALLL Policy) to ensure that it addresses all corrective actions set forth in the 2010 ROE relating to ALLL. The ALLL Policy shall comply with applicable laws, regulations, and regulatory guidance and shall:

 (a)  include the appropriate use of Financial Accounting Standards Board (FASB) 114 impairment analysis; and

 (b)  provide for a quarterly independent third-party review and validation of the Association's ALLL methodology and sufficiency of the ALLL (Quarterly ALLL Report).

16.            The Board's review of the ALLL Policy shall be documented in the Board meeting minutes. A copy of the ALLL Policy shall be provided to the Regional Director within ten (10) days of adoption by the Board.

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17.   Within sixty (60) days after the end of each quarter, beginning with the quarter ending December 31, 2010, the Board shall review the Quarterly ALLL Report, including, but not limited to, all qualitative factors considered in determining the adequacy of the Association's ALLL. The Board's review of the Quarterly ALLL Report shall be fully documented in the Board meeting minutes. Any deficiency in the ALLL shall be remedied by the Association in the quarter in which it is discovered and before the Association files its TFR with the OTS.

Concentrations of Credit.
18.   Within sixty (60) days, the Association shall revise and implement policies and procedures for identifying, monitoring, and controlling risks associated with concentrations of commercial real estate credit (Credit Concentration Program) that addresses all corrective actions set forth in the 2010 ROE relating to concentrations of credit. The Credit Concentration Program shall comply with all applicable laws, regulations and regulatory guidance and shall:

(a)   establish comprehensive concentration limits expressed as a percentage of Tier 1 (Core) Capital plus ALLL, and document the appropriateness of such limits based on the Association's risk profile;

(b)        contain specific review procedures and reporting requirements, including written reports to the Board, designed to identify, monitor, and control the risks associated with concentrations of credit and periodic market analysis for the various property types and geographic markets represented in its portfolio; and

(c)     contain a written action plan, including specific time frames, for bringing the Association into compliance with its concentration of credit limits.

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19.           The Board's review of the Credit Concentration Program shall be documented in the Board meeting minutes. A copy of the Credit Concentration Program shall be provided to the Regional Director within ten (10) days of adoption by the Board.

20.          Within forty-five (45) days after the end of each quarter, beginning with the quarter ending December 31, 2010, the Board shall review the appropriateness of the Association's concentration limits given current conditions and the Association's compliance with its Credit Concentration Program including the written action plan to revise the current level of concentrations. The Board's review of the Association's Credit Concentration Program shall be documented in the Board meeting minutes.

Restrictions on Lending.
21.   Effective immediately, the Association shall not make, invest in, or purchase any new commercial real estate loans, and/or commercial and industrial loans without the prior written non-objection of the Regional Director. A request for non-objection must be received at least fifteen (15) days before a response is needed.

22.   Effective immediately, the Association may refinance, extend or otherwise modify any existing commercial real estate or commercial and industrial loans or lines of credit so long as no new funds are advanced.

Information Technology.
23.   Within thirty (30) days, the Association shall develop and implement information technology policies, procedures, practices, and controls (Information Technology Policy) to address all corrective actions in the 2010 ROE relating to information technology. The information Technology Policy shall comply with all applicable laws, regulations and regulatory guidance.

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Violations of Law.
24.         Within thirty (30) days, the Association shall ensure that all violations of law and/or regulation discussed in the 2010 ROE are corrected and that adequate policies, procedures and systems are established or revised and thereafter implemented to prevent future violations.

Effective Date.
25.   This Agreement is effective on the Effective Date as shown on the first page.

Duration.
26.   This Agreement shall remain in effect until terminated, modified or suspended, by written notice of such action by the OTS, acting by and through its authorized representatives.

Time Calculations.
27.   Calculation of time limitations for compliance with the terms of this Agreement run from the Effective Date and shall be based on calendar days, unless otherwise noted.

Submissions and Notices.
28.   All submissions to the OTS that are required by or contemplated by the Agreement shall be submitted within the specified timeframes.

29.      Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Agreement shall be in writing and sent by first class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:

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(a)  To:          OTS
Michael E. Finn, Regional Director
Office of Thrift Supervision
Harborside Financial Center Plaza Five
Suite 1600
Jersey City, New Jersey 07311

(b)  To:           Malvern Federal Savings Bank
 c/o Ronald Anderson, President and Chief Executive Officer
 42 East Lancaster Avenue
 Paoli, Pennsylvania 19301-1420

No Violations Authorized.
30.    Nothing in this Agreement shall be construed as allowing the Association, its Board, officers or employees to violate any law, rule, or regulation.

OTS Authority Not Affected.
31.    Nothing in this Agreement shall inhibit, estop, bar or otherwise prevent the OTS from taking any other action affecting the Association if at any time the OTS deems it appropriate to do so to fulfill the responsibilities placed upon the OTS by law.

Other Governmental Actions Not Affected.
32.   The Association acknowledges and agrees that its execution of the Agreement is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 31 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Association that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than the OTS.

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Miscellaneous.
33.   The laws of the United States of America shall govern the construction and validity of this Agreement.

34.   If any provision of this Agreement is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise.

35.   All references to the OTS in this Agreement shall also mean any of the OTS's predecessors, successors, and assigns.

36.   The section and paragraph headings in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

37.   The terms of this Agreement represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters.

Enforceability of Agreement.
38.   This Agreement is a "written agreement" entered into with an agency within the meaning and for the purposes of 12 U.S.C. § 1818.

Signature of Directors/Board Resolution.
39.   Each Director signing this Agreement attests that he or she voted in favor of a Board Resolution authorizing the consent of the Association to the issuance and execution of the Agreement. This Agreement may be executed in counterparts by the directors after approval of execution of the Agreement at a duly called board meeting. A copy of the Board Resolution

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authorizing execution of this Agreement shall be delivered to the OTS, along with the executed original(s) of this Agreement.

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WHEREFORE, the OTS, acting by and through its Regional Director, and the Board of the Association, hereby execute this Agreement.

MALVERN FEDERAL SAVINGS BANK                                      OFFICE OF THRIFT SUPERVISION
Paoli, Pennsylvania

By:	/s/Ronald Anderson	By:
	Ronald Anderson, Director		Michael E. Finn
Regional Director, Northeast Region
/s/Kristin S. Camp
Kristin S. Camp, Director

/s/F. Claire Hughes, Jr.
F. Claire Hughes, Jr., Director

/s/Joseph E. Palmer, Jr.
Joseph E. Palmer, Jr., Director

/s/Edward P. Shanaughy, II
Edward P, Shanaughy, II, Director

/s/George Steinmetz
George Steinmetz, Director

/s/Therese Woodman
Therese Woodman, Director

/s/John B. Yerkes, Jr.
John B. Yerkes, Jr., Director

Malvern Federal Savings Bank
Supervisory Agreement